LOOMIS SAYLES AGGRESSIVE GROWTH FUND
                             LOOMIS SAYLES BOND FUND
                         LOOMIS SAYLES FIXED INCOME FUND
                         LOOMIS SAYLES GLOBAL BOND FUND
                LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND
                  LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND
              LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
                LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
                       LOOMIS SAYLES SMALL CAP GROWTH FUND
                       LOOMIS SAYLES SMALL CAP VALUE FUND
                      LOOMIS SAYLES TAX-MANAGED EQUITY FUND
                            LOOMIS SAYLES VALUE FUND
                          LOOMIS SAYLES WORLDWIDE FUND



 Supplement dated September 1, 2005 to the Loomis Sayles Funds Prospectuses dated February 1, 2005, as may be supplemented from time to time

THE SUB-SECTION "HOW TO PURCHASE SHARES" WITHIN THE "GENERAL INFORMATION" SECTION OF THE PROSPECTUS IS SUPPLEMENTED AS FOLLOWS:


Subject to the approval of the Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund.. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.


THE FOLLOWING INFORMATION APPLIES TO LOOMIS SAYLES AGGRESSIVE GROWTH FUND, LOOMIS SAYLES BOND FUND, LOOMIS SAYLES GLOBAL BOND FUND, LOOMIS SAYLES SMALL CAP GROWTH FUND AND LOOMIS SAYLES SMALL CAP VALUE FUND ONLY. THE SUB-SECTION "HOW TO EXCHANGE SHARES" WITHIN THE "GENERAL INFORMATION" SECTION OF THE PROSPECTUS IS SUPPLEMENTED AS FOLLOWS:

CONVERSION RIGHTS

In certain limited circumstances, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. The value of shares that you wish to convert must meet the investment minimum of the new Class. The conversion from one class of shares to another will be based on the respective net asset values of the separate classes on the trade date for the conversion. You will not be charged any redemption fee or exchange fee as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.

You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a net asset value greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. A conversion into a class of shares is subject to the purchase restrictions of such Class as described in the Fund's prospectus (see "How to Purchase Shares").

In order to convert shares, you must send a signed letter of instruction to Loomis Sayles Funds that includes the name of the Fund and the Class you are converting from, the Class you are converting to, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be converted to the following address:


Regular Mail:                                         Overnight Mail:
Loomis Sayles Funds                                   Loomis Sayles Funds
P.O. Box 219594                                       330 West 9th Street
Kansas City, MO 64121-9594                            Kansas City, MO 64105-1514